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                                                                   EXHIBIT 10.17


                               THIRD AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT
                         DATED AS OF SEPTEMBER 30, 1996

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Third Amendment") dated as of the 24th day of September, 1998, by and among MAXCO, INC., a Michigan Corporation ("Borrower") and COMERICA BANK, a Michigan banking corporation ("Bank").

                               W I T N E S S E T H

         WHEREAS, Borrower and Bank entered into a certain Amended and Restated Loan Agreement dated September 30, 1996, as amended by First Amendment thereto dated as of August 1, 1997, as further amended by Second Amendment thereto dated June 24, 1998 (the "Agreement");

         WHEREAS, Borrower and Bank now desire to amend the Termination Date of the Agreement and Schedule 5.12 annexed thereto;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Borrower and Bank hereby agree as follows:

         1. In Sub-Section 1.1 of Section 1 of the Agreement, the following definition is hereby deleted in its entirety and replaced by the following:

                  "Termination Date" shall mean, as to the Revolving Credit Loan and the Revolving Ersco Acquisition Loan, August 1, 2000 (or such earlier date on which the Borrower shall permanently terminate the Bank's commitment under Section 2.8.1 of this Agreement).

         2.       Schedule 5.12 annexed to the Agreement and reference in
Section 5.12 of Section 5 of the Agreement is replaced in its entirety by the new Schedule 5.12 which is attached hereto and is by this reference made a part hereof.

         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Third Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                            MAXCO, INC.


                                            By      /s/ Vincent Shunsky
                                                  ---------------------------
                                                     Vincent Shunsky
                                                     Its Vice President


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                                       COMERICA BANK

                                       By   /s/ David G. Grantham
                                            ---------------------
                                            David G. Grantham
                                            Its Vice President


         The Undersigned Guarantors hereby acknowledge and consent to the above Third Amendment.


Ersco Corporation                           Pak-Sak Industries, Inc.


By   /s/ Vincent Shunsky                    By  /s/ Vincent Shunsky
    ---------------------                      ---------------------
         Vincent Shunsky                            Vincent Shunsky
         Its Treasurer                              Its Treasurer


Wisconsin Wire & Steel, Inc.                Atmosphere Annealing, Inc.


By   /s/ Vincent Shunsky                    By   /s/ Vincent Shunsky
     ---------------------                       ---------------------
         Vincent Shunsky                             Vincent Shunsky
         Its Treasurer                               Its Treasurer



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